UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2117 SW Highway 484, Ocala, Florida	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 11, 2026, the online media company Breaking Defense (https://breakingdefense.com) published an article authored by Thomas K. Equels, the Chief Executive Officer of AIM ImmunoTech Inc. (the “Company”). The article, titled “Biodefense is force protection: Ready today, prepared for tomorrow,” discusses the importance of military force readiness, specifically how the Company’s drug Ampligen (rintatolimod) has potential as a broad-spectrum early-onset and/or prophylactic antiviral therapeutic for Ebola virus disease. The article also discusses Ampligen’s history and potential as a broad-spectrum early-onset and/or prophylactic antiviral therapeutic in the treatment of COVID-19 and related viruses. A copy of the article is furnished as Exhibit 99.1 hereto.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements relating to: the potential of Ampligen as a broad-spectrum prophylactic or early-onset treatment for viral threats, including Ebola virus disease and coronaviruses; preclinical proof-of-concept findings, which are not evidence of FDA approval or clinical efficacy in humans; expectations regarding Ampligen’s mechanism of action; the timing and outcome of future clinical trials, regulatory submissions, or government funding decisions; and the Company’s business strategy and objectives.

Words such as “believe,” “may,” “will,” “could,” “should,” “estimate,” “anticipate,” “intend,” “expect,” “potential,” “plan,” “project” and similar expressions identify forward-looking statements. These statements are based on current expectations and assumptions that may prove incorrect, and involve risks and uncertainties that could cause actual results to differ materially. Important factors include: uncertainties in pharmaceutical development, including the risk that preclinical results may not be replicated in clinical trials; regulatory uncertainties; dependence on government funding; limited financial resources; and competitive and market conditions.

For additional risk factors, see the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC at www.sec.gov. All forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update them except as required by law. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Article titled “Biodefense is force protection: Ready today, prepared for tomorrow,” dated August 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2026	AIM ImmunoTech Inc.

/s/ Thomas K. Equels
Thomas K. Equels
Chief Executive Officer